UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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FPA NEW INCOME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FPA NEW INCOME, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

January 12, 2017

Dear Fellow Shareholder:

Thank you for investment and for your attention today to this request for your proxy in connection with the upcoming Special Meeting of Shareholders of FPA New Income, Inc. I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Please review the accompanying Proxy Statement and vote on the internet, by phone, or by mail today.

The Special Meeting of Shareholders of FPA New Income, Inc. (the "Fund"), will be held on Tuesday, February 28, 2017, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (the "Meeting").

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1. To approve the restatement of the Fund's fundamental investment objective in order to simplify and clarify the Fund's investment objective; and

2. To approve the amendment or elimination of certain of the Fund's fundamental investment restrictions in order to modernize the Fund's investment restrictions and to increase the Fund's investment flexibility; and

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Fund (the "Board") has determined that shareholders of the Fund will benefit from each of the proposals.

Shareholders of the Fund are being asked to approve the restatement of the Fund's fundamental investment objective, which is intended to simplify and clarify the Fund's investment objective. The restated investment objective reflects the Fund's continuing commitment to seeking long-term total return and clarifies that its primary components are income and capital appreciation. The restated investment objective also recognizes that in seeking long-term total return, the investment adviser considers structuring the Fund's portfolio with the objective of capital preservation. The investment adviser believes and intends that the proposed restatement of the Fund's fundamental investment objective will not change the manner in which the Fund's investment portfolio is managed. Shareholders of the Fund also are being asked to approve the amendment or elimination of certain of the Fund's fundamental investment restrictions. These changes are intended to streamline and make uniform the restrictions applicable to the Fund in order to promote ease of administration of the investment program of the Fund and to modernize the investment limitations currently applicable to the Fund.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received prior to the Meeting on February 28, 2017.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund. Please don't hesitate, and vote your shares today.

Respectfully,

/s/ J. Richard Atwood

J. RICHARD ATWOOD

President

FPA NEW INCOME, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

February 28, 2017

To the Shareholders of FPA New Income, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of FPA New Income, Inc. (the "Fund") will be held at 10:30 a.m. Pacific Time on Tuesday, February 28, 2017, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 for the following purposes:

The purpose of the meeting is to ask shareholders to consider the following proposals:

1. To approve the restatement of the Fund's fundamental investment objective in order to simplify and clarify the Fund's investment objective;

2. To approve the amendment or elimination of the Fund's fundamental investment restrictions in order to modernize the Fund's investment restrictions and to increase the Fund's investment flexibility; and

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on December 30, 2016.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy card at hand.	(1) Read the Proxy Statement and have your Proxy card at hand.
(2) Call the toll-free number that appears on your Proxy card.	(2) Go to the website that appears on your Proxy card.
(3) Enter the control number set forth on the Proxy card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

January 12, 2017

FPA NEW INCOME, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on February 28, 2017

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," and each member of the Board, a "Director") of FPA New Income, Inc. (the "Fund") for voting at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 10:30 a.m. (Pacific time) on Tuesday, February 28, 2017, in the offices of First Pacific Advisors, LLC ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about January 18, 2017.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on December 30, 2016 ("Record Date"). The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about January 18, 2017.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders, or, if no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote on each proposal shall constitute a quorum at the Meeting for purposes of each of Proposal 1 and sub-proposals A. through P under Proposal 2 permitting action to be taken with respect to the Fund.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of the Fund, including financial statements, for the fiscal year ended September 30, 2016, have been mailed previously to shareholders. The Fund will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Fund's website at www.fpafunds.com or by calling (800) 982-4372 ext. 419. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

The Proxy Statement will be delivered to all shareholders of record as of December 30, 2016.

PROPOSAL 1 — RESTATEMENT OF THE
FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE

Current Fundamental Investment Objective

The Fund's current fundamental investment objective reads:

The Fund's primary investment objective is current income and long-term total return.

The Fund's prospectus also sets forth the following investment objective, which is not fundamental: (1)

Capital preservation is also a consideration.

Proposed Restated Fundamental Investment Objective

If the proposed amendment is approved by shareholders, the Fund's fundamental investment objective would be restated to read:

The Fund seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

Discussion of Proposed Restatement

A fund is required under the Investment Company Act of 1940, as amended (the "1940 Act") to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund and may explain a fund's overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest. The 1940 Act requires shareholder approval to change a fund's investment objective, if the fund has designated the investment objective as "fundamental," meaning that it may be changed only with the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act). Because the Fund currently has a fundamental investment objective, which is set forth above, the proposed restatement of the Fund's investment objective is a change that requires the Fund to solicit votes from its shareholders.

The proposed restatement is intended to simplify and clarify the Fund's investment objective. The restated investment objective reflects the Fund's continuing commitment to seeking long-term total return and clarifies that its primary components are income and capital appreciation. The restated investment objective also recognizes that in seeking long-term total return, the investment adviser considers structuring the Fund's portfolio with the objective of capital preservation. The investment adviser does not believe that replacing the reference to "current income" with a reference to "income" is a significant change, and the investment adviser believes and intends that the proposed restatement of the Fund's fundamental investment objective will not change the manner in which the Fund's investment portfolio is managed.

(1)  This statement was added to the Fund's prospectus dated January 28, 2010 to reflect the Fund's continuing consideration of capital preservation as an additional goal.

PROPOSAL 2: AMENDMENT OR ELIMINATION OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

What are shareholders being asked to approve in Proposal 2?

The 1940 Act requires the Fund to adopt fundamental investment restrictions or "policies" with respect to several specific types of activities, including the Fund's ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires the Fund to state in its registration statement whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits the Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

In order to modify or eliminate the Fund's fundamental investment restrictions, the 1940 Act requires that any such change be approved by a "vote of the majority of the Fund's outstanding voting securities," which is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

The Board is proposing that shareholders approve revisions to certain of the Fund's fundamental investment policies and elimination of certain other the Fund's current policies, as described more fully in this Proxy Statement, in an effort to standardize the Fund's investment restrictions and provide the Fund greater investment flexibility under current law. The Fund will continue to operate as a diversified investment company.

Why are shareholders being asked to approve changes to the Fund's investment restrictions?

The revised fundamental investment policies are intended to update the Fund's policies in line with regulatory changes and industry practices, thereby providing the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Certain of the revised policies will be interpreted by reference to applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by relevant regulatory authority from time to time. This will allow the Fund to take advantage of future changes in applicable law and regulatory guidance without seeking additional costly and time-consuming shareholder approvals. The revised fundamental policies are expected to facilitate the management of the Fund's assets and to simplify the process of monitoring compliance with the Fund's fundamental investment policies.

Due to these and other factors, the Board recommends to the Fund's shareholders the approval of certain changes to the Fund's fundamental investment restrictions. The Fund's fundamental investment restrictions that are proposed to be added, amended or eliminated, the language of the proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Fund. Shareholders are being asked to approve amendments to existing investment restrictions, as set forth in Proposals 2.A-2.F. Investment restrictions that are currently deemed fundamental by the Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely, as set forth in Proposals 2.G-2.P.

What effect will the proposed changes to the Fund's investment restrictions have on the Fund?

While Proposal 2 is intended to provide FPA with greater flexibility in managing the Fund's portfolio, should shareholders approve the Proposals, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's prospectus.

Should the Fund's shareholders not approve a proposal to add, amend or eliminate a particular fundamental investment restriction, the Fund's current fundamental investment restriction, as set forth in Exhibit A, would continue to apply unchanged. A list of the new fundamental policies that will apply to each Fund if approved by shareholders of that Fund appears in Exhibit B.

Modification to the Fund's Fundamental Investment Restrictions

Proposal 2.A. — Borrowing and Senior Securities

Current Fundamental Investment Restriction

The Fund will not borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding borrowing and senior securities would read:

The Fund will not borrow money or issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The 1940 Act allows investment companies to engage in borrowing, subject to certain limits. At the present time, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

The Fund's current fundamental investment restriction on borrowing is more restrictive than is required by the 1940 Act. Under the current policy, the Fund may borrow up to 10% of the value of its net assets for extraordinary or emergency purposes, including meeting redemption requests, but if at any time the Fund's aggregate borrowings exceed 5% of its net assets, the Fund will not be permitted to make additional investments.

The proposed policy would permit the Fund to borrow to the full extent permitted by the 1940 Act. The proposed policy is simpler and clearer than the existing policy, and affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. Under the proposed policy, the Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities permitted by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and statement of additional information ("SAI").

The 1940 Act also prohibits a fund from issuing senior securities, except for borrowings where certain conditions are met. The 1940 Act defines a "senior security" generally to mean "any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends." In other words, a senior security is an obligation that has priority over (or is senior to) a fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act and applicable SEC guidance generally limit the fund's ability to issue senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time. Permissible borrowings, as described above, are an exception to this general prohibition. Certain investment practices that might be considered to create senior securities are permissible under current law so long as the Fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the Securities and Exchange Commission ("SEC"), the Fund may purchase securities on a when-issued or delayed delivery basis so long as it segregates liquid assets to cover the obligation created by such commitments.

It is currently the non-fundamental policy of the Fund that it will not issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief. The proposed policy is substantially similar to the existing policy, and would similarly provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. If the proposed policy is approved by shareholders, it would become fundamental and could only be changed by shareholder vote.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.B — Concentration of Investments

Current Fundamental Investment Restriction

The Fund will not invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding concentration of investments would read:

The Fund will not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

Discussion of Proposed Modification

Although the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The proposed fundamental policy refers to commonly accepted practices and regulatory guidance in defining industry concentration. The reason for the proposed changes to the fundamental policy is to have a more general statement of the Fund's concentration policy that does not refer to specific industries. The proposed fundamental policy would not change the Fund's policy not to concentrate in a particular industry.

Proposal 2.C — Making Loans

Current Fundamental Investment Restriction

The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding making loans would read:

The Fund will not make loans to other persons, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the ability of a mutual fund to make loans beyond requiring the fund to adopt and disclose a fundamental policy relating to making loans to other persons. Current SEC guidance limits loans of a fund's securities to 1/3 of the fund's total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The proposed fundamental policy is substantially similar to the existing policy. The proposed fundamental policy would be interpreted by reference to applicable securities laws, rules regulations or exemptions as interpreted, modified or applied by regulatory authority, rather than by reference to only the 1940 Act, rules and regulations thereunder, and applicable exemptions, and interpretations. The proposed fundamental policy therefore provides greater clarity and flexibility to respond to regulatory or market developments that may occur in the future. Under the proposed policy, the Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.D — Real Estate

Current Fundamental Investment Restriction

The Fund will not purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding real estate would read:

The Fund will not purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the purchase or sale of real estate by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in real estate. The proposed change maintains the Fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). The Fund would also be able to invest in securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies.

The proposed policy is substantially similar to the existing policy. Under the proposed policy, the Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.E — Commodities

Current Fundamental Investment Restriction:

The Fund will not purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding commodities would read:

The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Discussion of Proposed Modification

The 1940 Act does not directly regulate the purchase or sale of commodities by a mutual fund beyond requiring the fund to adopt and disclose a fundamental policy relating to its investments in commodities. The current fundamental investment restriction is unnecessarily restrictive. The proposed policy will continue to prohibit the Fund from investing in physical commodities unless acquired as a result of ownership of securities or other instruments, while clarifying that the Fund may invest in derivative instruments and commodity contracts that have a value tied to the value of a financial index, financial instrument, physical commodity or other asset and allowing investments for both hedging and non-hedging purposes, to the extent permitted by applicable law.

The Fund is currently permitted to invest in certain derivative instruments. The proposed policy may expand the types of derivative instruments or commodity contracts in which the Fund may permissibly invest, provided such investment is in accordance with the Fund's investment objective and strategies. Under the proposed policy, the Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, the proposed fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.F — Underwriting Securities

Current Fundamental Investment Restriction

The Fund will not underwrite securities of other issuers.

Proposed New Fundamental Investment Restriction

If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding underwriting securities would read:

The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Under the 1940 Act and other federal securities laws, a fund is considered an underwriter if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. The proposed policy is substantially similar to the existing policy, although it affords greater flexibility to adjust to regulatory or market developments that may occur in the future. Shareholder approval (with the associated cost and delay) would not be required to conform to future regulatory or market developments. In addition, the proposed policy conforms to the style of the other proposed fundamental policies and would create greater uniformity.

Under the proposed policy, the Fund would still be subject to all applicable requirements under the 1940 Act and other federal securities laws and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Elimination of Certain Fundamental Investment Restrictions of the Fund

Proposal 2.G — Pledging, Mortgaging and Hypothecating Fund Assets

Current Fundamental Investment Restriction

The Fund will not mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with current fundamental restriction 2.A above.

Proposal

It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating the Fund's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on pledging, mortgaging and hypothecating fund assets. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. There is no current intention to change the manner in which the Fund is managed as a result of this proposal.

The Fund would continue to be subject to all applicable requirements under the 1940 Act. If approved, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders, and the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 2.A, above.

Proposal 2.H — Investing More than 5% of the Fund's Assets
in the Securities of Any One Issuer

Current Fundamental Investment Restriction

The Fund will not invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund's total assets.

Proposal

It is proposed that the fundamental investment restriction on investing more than 5% of the Fund's total assets in the securities of any one issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investing more than 5% of the Fund's total assets in the securities of any one issuer. In addition, the current policy is more restrictive than the regulatory diversification requirements under Section 8(b) of the 1940 Act. Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer.

The Fund will remain subject to the definition of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law as a fundamental investment restriction. It is not anticipated that this change would have any effect on the operations of the Fund. In addition, the Fund will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which require that at the end of each quarter of the Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and the Tax Code and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

If approved, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.I — Time Deposits

Current Fundamental Investment Restriction

The Fund will not make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund's next business day or within up to seven calendar days may not exceed 10% of the Fund's total assets.

Proposal

It is proposed that the fundamental investment restriction on time deposits be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on time deposits. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.J — Margin Activities and Short Selling

Current Fundamental Investment Restriction

The Fund will not purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed"

securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

Proposal

It is proposed that the fundamental investment restriction on margin activities and selling securities short be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on margin activities and selling securities short. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

If approved, removing this current fundamental investment policy is intended to afford the Fund greater flexibility currently and in the future to engage in: (1) short sales of currency for the purposes of hedging the Fund's currency exposure; and (2) short sales of securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain. Such transactions would be designed, for example, to hedge the Fund's exposure to a particular currency or a particular security the Fund expects to receive as a result of a corporate event. In addition, the Fund would have greater flexibility in the future to engage in investment activities that involve margin and/or short sales and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval.

If the Fund were to sell a security short, its custodian would segregate an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is equal to at least the current market value of the securities sold short.

The Fund could lose money if the price of the security it sells short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. In addition, the Fund would incur transaction costs in effecting short sales. The Fund's gains and losses would be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.K — Acquiring More than 10% of Any Class of Securities of an Issuer

Current Fundamental Investment Restriction:

The Fund will not acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

Proposal

It is proposed that the fundamental investment restriction on acquiring more than 10% of any class of securities of an issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on acquiring more than 10% of any class of securities of an issuer. In addition, the current policy is more restrictive than the regulatory diversification requirements under Section 8(b) of the 1940 Act. Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer.

The Fund will remain subject to the definition of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law as a fundamental investment restriction. It is not anticipated that this change would have any effect on the operations of the Fund. In addition, the Fund will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of the Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and Tax Code and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

If approved, removing this current fundamental investment policy is intended to afford the Fund greater flexibility currently and in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.L — Writing and Selling Options

Current Fundamental Investment Restriction:

The Fund will not purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

Proposal

It is proposed that the fundamental investment restriction on purchasing warrants or writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on purchasing warrants or writing, purchasing or selling puts, calls, straddles, spreads or combinations thereof. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

If approved, removing this current fundamental investment policy is intended to afford the Fund greater flexibility currently and in the future to engage in certain currency option transactions. Such transactions would be designed, for example, to hedge the Fund's exposure to a particular currency. A currency option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to purchase (i.e. a call option) or sell (i.e. a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (i.e. the exercise price) during a period of time or on one or more specified dates. The Fund may engage in other option transactions in the future. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.M — Investments in Other Investment Companies

Current Fundamental Investment Restriction:

The Fund will not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

Proposal

It is proposed that the fundamental investment restriction on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investments in other investment companies. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and SEC rules thereunder and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.N — Investments for Control

Current Fundamental Investment Restriction

The Fund will not purchase securities of any issuer for the purpose of exercising control of management.

Proposal

It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investments made for purposes of exercising control over, or management of, the issuer. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.O — Unseasoned Companies

Current Fundamental Investment Restriction:

The Fund will not invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years.

Proposal

It is proposed that the fundamental investment restriction on investments in issuers with less than three years of continuous operations be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on investments in issuers with less than three years of continuous operations. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

Proposal 2.P — Investments in which a Director or Officer is Invested

Current Fundamental Investment Restriction

The Fund will not purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund's investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer.

Proposal

It is proposed that the fundamental investment restriction on owning an issuer's security where the Fund's officer or director also owns a specified portion of that issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The 1940 Act does not require a fundamental investment policy on owning an issuer's security where a Fund officer or director also owns a specified portion of that issuer. Removing this policy will provide the Fund flexibility to adjust to regulatory and market developments that may occur in the future. The Fund would still be subject to all applicable requirements under the 1940 Act and would only engage in activities covered by the policy to the extent those activities are consistent with the disclosure in the Fund's then current prospectus and SAI.

There is no current intention to change the manner in which the Fund is managed as a result of this proposal. If approved, however, removing this current fundamental investment policy is intended to afford the Fund greater flexibility in the future to engage in certain investment activities and to respond to regulatory developments, without incurring the cost and delay of first seeking shareholder approval. In any event, no material change would be made to the manner in which the Fund carries out its principal investment strategy without prior Board approval and oversight and, as appropriate, revised prospectus and/or SAI disclosure and notice to shareholders.

* * *

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE PROPOSAL 1 AND PROPOSALS 2.A THROUGH 2.P.

GENERAL INFORMATION ABOUT THE FUND

Investment Adviser

First Pacific Advisors, LLC ("FPA"), maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 11, 1984. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Fund pursuant to an administration agreement.

Distributor

UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin, 53212, serves as the principal underwriter for the Fund pursuant to a distribution agreement.

VOTING INFORMATION

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on December 30, 2016 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 498,252,766.813 shares of the Fund outstanding.

Cost of Solicitation

Costs and expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Fund. AST Fund Solutions has been retained for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of $254,000 which will be borne by the Fund. Additional costs include, but are not limited to, filing fees and legal fees. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Fund or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Special Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of a Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of a majority of shares represented in person or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within 120 days after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the approval of Proposal 1 and each of the sub-proposals A. through P under Proposal 2, as described in this Proxy Statement. Abstentions and broker non-votes, if any, will be counted toward establishing a quorum.

Voting Requirement

Approval of each of Proposal 1 and the sub-proposals A. through P under Proposal 2, as applicable, must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of a proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether a proposal has received enough votes. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

SECURITY OWNERSHIP OF SHAREHOLDER PROPOSALS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of December 30, 2016, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Shares/Percentage of Ownership	Type of Ownership
Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104-4151	139,497,771.93 shares 28.07%	Record
Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399-0001	44,297,195.62 shares 8.91%	Record
First Clearing LLC For the Benefit of its Customers 2801 Market Street St. Louis, Missouri 63103	28,087,156.88 shares 5.65%	Record

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Because the Fund does not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Although the

Fund has not adopted a specific process regarding shareholder proposals, any shareholder wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholder meeting may transmit such proposal to the Fund addressed to FPA Funds, c/o J. Richard Atwood, the President of the Fund, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

By order of the Board,

/s/ Francine S. Hayes

Francine S. Hayes

Secretary

January 12, 2017

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

Exhibit A
Current Fundamental Investment Restrictions

  1.  The Fund will not borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments. (Proposal 2A)

  2.  The Fund will not invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry. (Proposal 2B)

  3.  The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. (Proposal 2C)

  4.  The Fund will not purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein. (Proposal 2D)

  5.  The Fund will not purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs. (Proposal 2E)

  6.  The Fund will not underwrite securities of other issuers. (Proposal 2F)

  7.  The Fund will not mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with current fundamental restriction 2.A above. (Proposal 2G)

  8.  The Fund will not invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund's total assets. (Proposal 2H)

  9.  The Fund will not make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund's next business day or within up to seven calendar days may not exceed 10% of the Fund's total assets. (Proposal 2I)

  10.  The Fund will not purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. (Proposal 2J)

  11.  The Fund will not acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences. (Proposal 2K)

  12.  The Fund will not purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof. (Proposal 2L)

  13.  The Fund will not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization. (Proposal 2M)

  14.  The Fund will not purchase securities of any issuer for the purpose of exercising control of management. (Proposal 2N)

  15.  The Fund will not invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years. (Proposal 2O)

  16.  The Fund will not purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund's investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer. (Proposal 2P)

Exhibit B
Proposed New Fundamental Investment Restrictions

  1.  The Fund will not borrow money or issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time. (Proposal 2A)

  2.  The Fund will not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause. (Proposal 2B)

  3.  The Fund will not make loans to other persons, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time. (Proposal 2C)

  4.  The Fund will not purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein. (Proposal 2D)

  5.  The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. (Proposal 2E)

  6.  The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time. (Proposal 2F)

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

FPA NEW INCOME, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2017

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood and E. Lake Setzler, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the FPA New Income, Inc. (the “Fund”) will be held at 10:30 a.m. Pacific Time on Tuesday, February 28, 2017, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-0271. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 28, 2017:

The proxy statement is available online at: https://www.proxyonline.com/docs/fpa2017.pdf.

FPA NEW INCOME, INC.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The signer(s) acknowledge(s) receipt of this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board.  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE PROPOSAL 1 AND PROPOSALS 2A THROUGH 2P.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

PROPOSALS

	To vote all Proposals “FOR,” mark the circle to the right. (No other vote is necessary.)			O

NOTE: a vote in this circle supersedes all voting below.

To vote each proposal individually, vote below.

			FOR	AGAINST	ABSTAIN

1	To approve the restatement of the Fund’s fundamental investment objective in order to simplify and clarify the Fund’s investment objective.		O	O	O

2	To approve the amendment or elimination of the fundamental investment restrictions.

	To vote for all fundamental investment restrictions in the same manner, mark a circle to the right.		O	O	O

Note: A vote in this circle supersedes all subsequent voting below.

	2A.	Borrowing and Senior Securities	O	O	O

	2B.	Concentration of Investments	O	O	O

	2C.	Making Loans	O	O	O

	2D.	Real Estate	O	O	O

	2E.	Commodities	O	O	O

	2F.	Underwriting Securities	O	O	O

	2G.	Pledging, Mortgaging and Hypothecating Fund Assets	O	O	O

	2H.	Investing more than 5% in Securities of One Issuer	O	O	O

	2I.	Time Deposits	O	O	O

	2J.	Margin Activities and Short Selling	O	O	O

	2K.	Acquiring more than 10% of any class of securities of an Issuer	O	O	O

	2L.	Writing and Selling Options	O	O	O

	2M.	Investments in Other Investment Companies	O	O	O

	2N.	Investments for Control	O	O	O

	2O.	Unseasoned Companies	O	O	O

	2P.	Investments in which Director/Officer is Invested	O	O	O

THANK YOU FOR VOTING